UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              ____________________________________________________

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  August 8, 2004


                          CHARYS HOLDING COMPANY, INC.
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)


                0-18292                                  51-2152284
         (Commission File Number)              (IRS Employer Identification No.)


  1117 PERIMETER CENTER WEST, STE. N415                    30338
            ATLANTA, GEORGIA                             (Zip Code)
     (principal executive offices)


                                 (678) 443-2300
              (Registrant's telephone number, including area code)


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ITEM 8.01.  OTHER  EVENTS.

THIS CURRENT REPORT ON FORM 8-K CONTAINS STATEMENTS REGARDING THE COMPANY'S INTENTION, BELIEFS, EXPECTATIONS, OR PREDICTIONS, WHICH CONSTITUTE FORWARD-LOOKING STATEMENTS. FORWARD-LOOKING STATEMENTS AND STATEMENTS OF EXPECTATIONS, PLANS AND INTENT ARE SUBJECT TO A NUMBER OF RISKS AND UNCERTAINTIES. ACTUAL RESULTS IN THE FUTURE COULD DIFFER MATERIALLY FROM THOSE DESCRIBED IN THE FORWARD-LOOKING STATEMENTS, AS A RESULT, AMONG OTHER THINGS, OF CHANGES IN TECHNOLOGY, CUSTOMER REQUIREMENTS AND NEEDS. WE UNDERTAKE NO OBLIGATION TO RELEASE PUBLICLY THE RESULTS OF ANY REVISIONS TO THESE
FORWARD-LOOKING STATEMENTS THAT MAY BE MADE TO REFLECT ANY FUTURE EVENTS OR CIRCUMSTANCES.

     On August 8, 2004, Charys Holding Company, Inc., (the "Registrant"), entered into a stock purchase agreement with Billy V. Ray, Jr., the Registrant's Chief Executive Officer, to purchase all of the issued and outstanding capital stock of Personnel Resources of Georgia, Inc., a Georgia corporation ("PRG") (the "Acquisition"). The Acquisition is effective as of July 1, 2004. As a result of the Acquisition, PRG became a wholly-owned subsidiary of the Registrant.

     The consideration paid by the Registrant in connection with the Acquisition consisted of the sum of the earnings of PRG before interest, taxes and depreciation ("EBITDA"), multiplied by five, up to a maximum of One Million Two Hundred and Fifty Dollars and a minimum of Two Hundred and Fifty Thousand Dollars. The amount of consideration is subject to adjustments, as set forth in the stock purchase agreement and the promissory note. The purchase price was paid at the closing in the form of a promissory note, payable, at Registrant's discretion, in cash or common stock of the Registrant. The promissory note is secured by the common stock of Registrant. The amount of consideration was determined following negotiations between the Registrant and PRG and is set forth in the stock purchase agreement, attached as an exhibit to this Current Report on Form 8-K.

     Our board of directors determined that the terms of the Acquisition are reasonable based upon the above factors. Our board did not seek a third party fairness opinion or any valuation or appraisal of the terms of the transaction. Thus, our shareholders will not have the benefit of a third party opinion that the terms of the stock purchase agreement are fair from a financial point of view.

     PRG provides outsourcing of the employee and HR functions to small and medium business market. The Registrant views the Acquisition as a significant step toward the Registrant's ultimate goal of acquiring businesses which enhance the Registrant's value and facilitate the integration of subsequent acquisitions.

ITEM  9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (a)     Financial  statements  of  business  acquired.

     It is not practicable to file the required historical financial statements of Personnel Resources of Georgia, Inc. at this time. Accordingly, pursuant to
Item 7(a)(4) of Form 8-K, the Registrant will file such financial statements under cover of Form 8-K/A as soon as practicable, but not later than the date required by applicable law.

     (b)     Pro  forma  financial  information.

     It is not practicable to file the required pro forma financial information of Personnel Resources of Georgia, Inc. at this time. Accordingly, pursuant to
Item 7(b)(2) of Form 8-K, the Registrant will file such pro forma financial information under cover of Form 8-K/A as soon as practicable, but not later than the date required by applicable law.


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     Exhibits.
     ---------

     The following exhibit is filed herewith:


  EXHIBIT NO.                       IDENTIFICATION OF EXHIBIT
  -----------                       -------------------------

    2.1             Stock Purchase Agreement between the Registrant and Billy V.
                    Ray, Jr.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 19, 2004                       CHARYS HOLDING COMPANY, INC.


                                             By /s/ Billy V. Ray, Jr.
                                                ---------------------
                                                Billy V. Ray, Jr.,
                                                Chief Executive Officer


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